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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 3, 2001
                                                         --------------


                            AQUA CARE SYSTEMS, INC.
                            -----------------------

            (Exact name of registrant as specified in its charter)


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          Delaware                             0-22434                  13-3615311
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
(State or other jurisdiction            (Commission File Number)        (IRS Employer
     of incorporation)                                               Identification No.)
==========================================================================================


                   965 Park Center Drive, Vista, CA            92083
                   --------------------------------            -----
             (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code: (760) 599-0200
                                                          --------------
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Item 4   Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

     By letter received on August 3, 2001, Aqua Care Systems, Inc. (the "Registrant") was notified by BDO Seidman, LLP ("BDO Seidman"), its independent accountants for the fiscal years ended December 31, 2000 and 1999, that BDO Seidman was resigning as the Registrant's independent accountants, effective immediately.

     The Audit Committee of the Board of Directors of the Registrant is currently in the process of engaging independent accountants to audit and review, respectively, its financial statements for the current fiscal year and the interim periods included therein.

     There have been no disagreements between the Registrant and BDO Seidman on any matter of accounting principles or practices or financial statement disclosure or audit scope during the two fiscal years ended December 31, 1999 and December 31, 2000 and during the subsequent interim period through the date of resignation which, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements. During the periods indicated above, the Registrant did not have any reportable events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

     The financial statements of the Registrant for the fiscal years ended December 31, 1999 and December 31, 2000 contained no adverse opinion or disclosure of opinion and were not qualified as to uncertainty, audit scope or accounting principles.

     BDO Seidman has been provided with a copy of the disclosures contained in this Current Report, with a request that they furnish to the Registrant a copy of a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether BDO Seidman agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-B, and if not, stating the respects in which it does not agree. A copy of the letter from BDO Seidman to the Commission is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits.
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99.1 Letter from BDO Seidman, LLP dated August 10, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2001.

                              AQUA CARE SYSTEMS, INC.
                              (Registrant)


                              By: /s/ H. Martin Jessen
                                  --------------------------
                                  H. Martin Jessen
                                  President and Chief Executive Officer
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                               INDEX TO EXHIBITS

Exhibit No.           Description
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99.1                  Letter from BDO Seidman, LLP dated August 10, 2001.